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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

        REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 12, 2001, by and among Net2000 Communications, Inc., a Delaware corporation, with headquarters located at 2180 Fox Mill Road, Herndon, Virginia 20171 (the "Company"), and the undersigned buyers (each, a "Buyer" and collectively, the "Buyers").

        WHEREAS, in connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers
(i) shares of the Series D Convertible Pay in Kind Preferred Stock (the "Preferred Shares"), which will be convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock") (as converted, the "Conversion Shares") in accordance with the terms of the Company's Certificate of Designations for Series D Convertible Pay in Kind Preferred Stock (the "Certificate of Designations"), and (ii) warrants to purchase shares of Common Stock (the "Warrants" and, as exercised, the "Warrant Shares").

        WHEREAS, to induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

        1.      DEFINITIONS.

        As used in this Agreement, the following terms shall have the following meanings:

                (a) "Investor" means a Buyer, any transferee or assignee thereof (subject to Section 9) to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.


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                (b)     "Person" means an individual, a limited liability
company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a governmental or any department or agency thereof.

                (c) "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                (d) "Registrable Securities" means (i) the Conversion Shares issued or issuable upon conversion of the Preferred Shares, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants and (iii) any shares of capital stock issued or issuable with respect to the Conversion Shares, the Preferred Shares, the Warrant Shares, or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of Preferred Shares or exercises of Warrants.

                (e) "Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

        2.      REGISTRATION.

                (a)     Demand Registrations.

                        (i) Except as set forth in subsection (iii) below, if, on any three (3) occasions after the date of original issuance of the Preferred Shares pursuant to the Securities Purchase Agreement, the Company shall receive from holders of 25% or more of the Registrable Securities a written request that the Company effect the registration of Registrable Securities, the Company will:

                                (A)     promptly give written notice of the
                proposed registration to all other holders of Registrable Securities; and

                                (B)     as soon as practicable, use its best
                efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as are specified in such


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                request, together with such portion of the Registrable
                Securities of any holder or holders of Registrable Securities joining in such request as are specified in a written request given within thirty days after receipt of such written notice from the Company. If the underwriter managing the offering advises the holders of Registrable Securities who have requested inclusion of their Registrable Securities in such registration that marketing considerations require a limitation on the number of shares offered, such limitation shall be imposed pro rata among such holders of Registrable Securities who requested inclusion of Registrable Securities in such registration according to the number of Registrable Securities each such holder of Registrable Securities requested to be included in such registration. Neither the Company nor any other shareholder may include shares in a registration effected under this Section 2(a) without the consent of the holders of Registrable Securities holding a majority of the Registrable Securities sought to be included in such registration if the inclusion of shares by the Company or the other shareholders would limit the number of Registrable Securities sought to be included by the holders of Registrable Securities or reduce the offering price thereof. No registration initiated by holders of Registrable Securities hereunder shall count as a registration under this
                Section 2(a) unless and until it shall have been declared effective. A requested registration under this Section 2(a) may be rescinded prior to such registration being declared effective by the SEC by written notice to the Company from the holders of at least a majority of the Registrable Securities who had intended to participate in such registration; provided that such rescinded registration shall not be deemed a registration statement initiated pursuant to this Section 2(a) if (x) such request of withdrawal shall have been caused by, or made in response to, the material adverse effect of an event on the business, operations, assets or condition (financial or other) of the Company and its subsidiaries taken as a whole or (y) the Company shall have been reimbursed for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration. The Company shall not be required to effect a registration pursuant to this Section 2(a) more than once in any four (4) month period.


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                        (ii)    Selection of Underwriter. The underwriter of any
        underwriting requested under this Section 2(a) shall be selected by the holders holding a majority of the Registrable Securities included therein; provided that such underwriter must be reasonably acceptable to the Company.

                        (iii) Special Conditions. The Company shall not be obligated to effect a registration of Registrable Securities pursuant to subsection (a) hereof:

                                (A) if the reasonably anticipated aggregate price to the public of the Registrable Securities to be included in such registration does not equal or exceed $5.0 million; or

                                (B) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on a date three (3) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing of such registration statement is made in good faith, provided further that such period shall be extended to up to six (6) months following such effective date if the lead underwriter for such offering has notified the holders of Registrable Securities in writing of the need to extend such period and all of the directors and officers of the Company have agreed to a lock-up on the same terms.



                (b)     "Piggy Back" Registrations.

                        (i) If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their registration rights, other than a registration relating solely to employee benefit plans, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:


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                                (A)     Promptly give to each holder of
                Registrable Securities written notice thereof (which shall include the number of shares the Company or other security holder proposes to register and, if known, the name of the proposed underwriter); and

                                (B) Use its best efforts to include in such registration all the Registrable Securities specified in a written request or requests, made by any Holder within ten (10) days after the date of delivery of the written notice from the Company described in clause (A) above. If the underwriter advises the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company may offer all of the securities it proposes to register for its own account or the maximum amount that the underwriter considers saleable and such limitation on any remaining securities that may, in the opinion of the underwriter, be sold will be imposed pro rata among all shareholders who request to include shares in such registration statement according to the number of Registrable Securities each such shareholder requested to be included in such registration statement.

                        (ii) The Company shall select the underwriter, if any, for an offering made pursuant to this Section 2(b); provided that such underwriter must be reasonably acceptable to the holders of a majority of the Registrable Securities being registered in such offering.

                (c) Legal Counsel. Subject to Section 5 hereof, the Buyers holding at least fifty-one percent 51% of the Registrable Securities shall have the right to select one legal counsel to review any offering pursuant to this
Section 2 ("Legal Counsel"), which shall be Choate, Hall & Stewart or such other counsel as thereafter designated by the holders of at least fifty-one percent (51%) of Registrable Securities. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

                (d) Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form for resales. After the Company has qualified for the use of Form S-3, holders of 15% or more of the Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall


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state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such holder or holders), provided that the Company shall not be required to effect a registration pursuant to this Section 2(d) more than once in any 30 day period. If the Company receives a request to effect a registration pursuant to this Section 2(d), it will promptly (and in any case within three business days) give written notice of the proposed registration to all other holders of Registrable Securities and include in such registration the Registrable Securities of any holder or holders of Registrable Securities that so requests within five business days after receipt of such written notice from the Company.

                (e)     Sufficient Number of Shares Registered. Subject to
Section 3(s), in the event the number of shares available under a Registration Statement filed pursuant to this Section 2 is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the remainder of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

        3.      RELATED OBLIGATIONS.

        At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing. Subject to Section 3(s), the Company shall keep each Registration Statement effective at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act or (ii) the date on


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which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two (2) business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request, provided that the Company may delay such submission if it would cause the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (an "Effectiveness Grace Period"); provided, further that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to an Effectiveness Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Effectiveness Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Effectiveness Grace Period ends; and, provided further, that no Effectiveness Grace Period shall exceed 25 consecutive days and during any 365 day period such Effectiveness Grace Periods shall not exceed an aggregate of 60 days and the first day of any Grace Period must be at least two trading days after the last day of any prior Effectiveness Grace Period (an "Allowable Effectiveness Grace Period"). For purposes of determining the length of an Effectiveness Grace Period above, the Effectiveness Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice.

                (b) Subject to Section 3(s), the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which


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prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

                (c) The Company shall (i) permit Legal Counsel to review and comment upon (A) the Registration Statement at least seven (7) days prior to its filing with the SEC and (B) all other Registration Statements and all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (ii) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.


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The Company shall reasonably cooperate with Legal Counsel in performing the
Company's obligations pursuant to this Section 3.

                (d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                (e) Subject to Section 3(s), the Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all the states in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.


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                (f)     The Company shall notify Legal Counsel and each Investor
in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(s), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing
(i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                (g) Subject to Section 3(s), the Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                (h) At the request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel


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representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

                (i) Following reasonable advance notice, the Company shall make available, during normal business hours, for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

                (j) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent


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jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                (k) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market, or (iii) if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The Nasdaq Small Cap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

                (l) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                (m) The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the Registration Statement.

                (n) Subject to Section 3(s), if requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment


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after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor of such Registrable Securities.

                (o) The Company shall use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                (p) The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                (q) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                (r) Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

                (s) Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly
(i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided


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further, that no Grace Period shall exceed 25 consecutive days and during any
365 day period such Grace Periods shall not exceed an aggregate of 60 days and the first day of any Grace Period must be at least two trading days after the last day of any prior Grace Period (an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The second sentence of Section 3(a), and the provisions of Sections 3(b), 3(e), 3(g) and 3(n) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the second sentence of Section 3(a), and the provisions of Sections 3(b), 3(e), 3(g) and 3(n) hereof with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

        4.      OBLIGATIONS OF THE INVESTORS.

                (a) At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such

Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled; provided that such Investor has delivered a prospectus in connection with such sale prior to receiving such notice from the Company.

        5.      EXPENSES OF REGISTRATION.

        All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and reasonable fees and disbursements of counsel for the Company shall be paid by the Company; provided that each Investor shall be responsible for the discounts and commissions relating to its sales through broker-dealers and/or underwriters.

        6.      INDEMNIFICATION.

        In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or such corrected prospectus, as the case may be, was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse, after written notice to the Investor, any reasonable legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least two-thirds (2/3) in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprized at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

        7.      CONTRIBUTION.

        To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no person involved in the sale of Registrable Securities which person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

        8.      REPORTS UNDER THE 1934 ACT.

        With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement, if true, by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

9.      ASSIGNMENT OF REGISTRATION RIGHTS.

        The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities (provided such transferee is a limited partner or member of such Investor, is a fund affiliated or under common control with such Investor, or acquires Registrable Securities equal to the lesser of (x) 25% of the Registrable

Securities held by such Investor or (y) $5 million in Stated Value (as defined in the Certificate of Designations) of Preferred Shares (or the equivalent number of shares issuable upon conversion thereof )) if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

        10.     AMENDMENT OF REGISTRATION RIGHTS.

        Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least 55% of the Registrable Securities (consisting of at least two unaffiliated persons). Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

        11.     MISCELLANEOUS.

        (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

        (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

        If to the Company:

               Net2000 Communications, Inc.
               2180 Fox Mill Road
               Herndon, Virginia 20171
               Telephone:
               Facsimile:  703-654-2049
               Attention:  General Counsel

        With a copy to:
               Piper Marbury Rudnick & Wolfe LLP
               Commerce Park III
               Suite 610
               1850 Centennial Park Drive
               Reston, VA 20191-1917
               Telephone:    703-391-7100
               Facsimile:    703-390-5299
               Attention:    Nancy Spangler
        If to Legal Counsel:

               Choate, Hall & Stewart
               53 State Street
               Boston, Massachusetts 02109
               Telephone:  617-248-5000
               Facsimile:  617-248-4000
               Attention:  Stephen M. L. Cohen


If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

                (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE

HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                (e) This Agreement, the Securities Purchase Agreement, the Warrants and the Certificate of Designations constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement, the Warrants and the Certificate of Designations supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                (j) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least 55% of the Registrable Securities (consisting of at least two unaffiliated persons), determined as if all of the Preferred Shares and the Warrants then outstanding have been converted into or exercised for Registrable Securities without regard to any limitations on conversion of the Preferred Shares or the exercise of the Warrants.

                (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                (l) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                (m) Each party hereto that is entitled to cause the Company to register shares of the Company's capital stock pursuant to any other agreement agrees that the provisions thereof are hereby amended to provide that
(x) any request by the holders of the Registrable Securities for the Company to effect the registration of the Registrable Securities or to include their Registrable Securities in a registration shall have priority over any comparable request by such holders of the Company's capital stock and (y) in the event that marketing considerations require a limitation on the number of shares to be offered in a registration statement, shares belonging to such other holders of the Company's capital stock shall be limited pro rata until all such shares have been withdrawn, before any such limitation is imposed on the holders of Registrable Securities.

                [REMAINDER OF DOCUMENT INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


COMPANY:                           BUYERS:



NET2000 COMMUNICATIONS, INC        BOSTON VENTURES LP VI

By: /s/                            By:  /s/
    ------------------------            --------------------------------------

Name:                              Name:
Title:                             Title:


                                   NORTEL NETWORKS INC.

                                   By:  /s/
                                        --------------------------------------
                                   Name:
                                   Title:


                                   CARLYLE U.S. VENTURE PARTNERS, L.P

                                   By: TCG Ventures, L.L.C., its General Partner
                                   By: TC Group, L.L.C., its Sole Member
                                   By: TCG Holdings, L.L.C., its Managing Member

                                   By:  /s/
                                        --------------------------------------
                                   Name:
                                   Title:

                             CARLYLE VENTURE COINVESTMENT, L.L.C.

                             By: TCG Ventures, L.L.C., its Managing Member
                             By: TC Group, L.L.C., its Sole Member
                             By: TCG Holdings, L.L.C., its Managing Member

                             By:  /s/
                                  --------------------------------------
                             Name:
                             Title:

                             CARLYLE VENTURE PARTNERS, L.P

                             By: TCG Ventures, Ltd., its General Partner
                             By: TCG Ventures, L.L.C.,  its Sole Shareholder
                             By: TC Group, L.L.C., its Sole Member
                             By: TCG Holdings, L.L.C., its Managing Member

                             By:  /s/
                                  --------------------------------------
                             Name:
                             Title:


                             C/S VENTURE INVESTORS, L.P

                             By: TCG Ventures, Ltd., its Managing General
                                 Partner
                             By: TCG Ventures, L.L.C.,  its Sole Shareholder
                             By: TC Group, L.L.C., its Sole Member
                             By: TCG Holdings, L.L.C., its Managing Member

                             By:  /s/
                                  --------------------------------------
                             Name:
                             Title:

                             BANCBOSTON CAPITAL INC.

                             By:  /s/
                                  --------------------------------------
                             Name:
                             Title:

                             PNC CAPITAL CORP.

                             By:  /s/
                                  --------------------------------------
                             Name:
                             Title:

                             WOOD STREET PARTNERS I

                             By:  /s/
                                  --------------------------------------
                             Name:
                             Title:

                               SCHEDULE OF BUYERS




Investor's Name                 Investor Address
                                and Facsimile Number

BOSTON VENTURES LP VI            ONE FEDERAL STREET, 23RD FLOOR
                                 BOSTON, MA 02110
                                 TEL:  (617) 350-1500
                                 FAX:  (617) 350-1574
                                 ATTN: MR. VIKRANT RAINA

NORTEL NETWORKS INC.             EXECUTIVE OFFICE
                                 ----------------
                                 200 ATHENS WAY
                                 NASHVILLE, TN

                                 MAIL STOP 991 15 A40
                                 2221 LAKESIDE BLVD.
                                 RICHARDSON, TEXAS 75082-4399
                                 ATTN:  MITCHELL L. STONE
                                 DIRECTOR, CUSTOMER FINANCE
                                 TELEPHONE:  972-684-0395
                                 TELECOPY:  972-684-3679

                                 (WITH A COPY TO)
                                 MAIL STOP 468/05/B40
                                 2100 LAKESIDE BLVD.
                                 RICHARDSON, TEXAS 75082-4399
                                 ATTN:  KIMBERLY POE
                                 DIRECTOR, LOAN ADMINISTRATION
                                 TELEPHONE:  972-684-7687
                                 TELECOPY:  972-685-3613

CARLYLE VENTURE COINVESTMENT,    C/O THE CARLYLE GROUP
L.L.C.                           1001 PENNSYLVANIA AVENUE, NW
                                 SUITE 220 SOUTH
                                 WASHINGTON, DC 20004
                                 FAX: (202) 347-1818
                                 ATTENTION:  BROOKE COBURN

                                 WITH A COPY TO:

                                 LATHAM & WATKINS
                                 555 11TH STREET, NW
                                 WASHINGTON, DC 20004
                                 FAX: 202-637-2201
                                 ATTENTION: DANIEL T. LENNON

C/S VENTURE INVESTORS, L.P       C/O THE CARLYLE GROUP
                                 1001 PENNSYLVANIA AVENUE, NW
                                 SUITE 220 SOUTH
                                 WASHINGTON, DC 20004
                                 FAX: (202) 347-1818
                                 ATTENTION:  BROOKE COBURN

                                 WITH A COPY TO:

                                 LATHAM & WATKINS
                                 555 11TH STREET, NW
                                 WASHINGTON, DC 20004
                                 FAX: 202-637-2201
                                 ATTENTION: DANIEL T. LENNON

CARLYLE VENTURE PARTNERS, L.P.   C/O THE CARLYLE GROUP
                                 1001 PENNSYLVANIA AVENUE, NW
                                 SUITE 220 SOUTH
                                 WASHINGTON, DC 20004
                                 FAX: (202) 347-1818
                                 ATTENTION:  BROOKE COBURN

                                 WITH A COPY TO:

                                 LATHAM & WATKINS
                                 555 11TH STREET, NW
                                 WASHINGTON, DC 20004
                                 FAX: 202-637-2201
                                 ATTENTION: DANIEL T. LENNON

CARLYLE US VENTURE PARTNERS,     C/O THE CARLYLE GROUP
L.P                              1001 PENNSYLVANIA AVENUE, NW
                                 SUITE 220 SOUTH
                                 WASHINGTON, DC 20004
                                 FAX: (202) 347-1818
                                 ATTENTION:  BROOKE COBURN

                                 WITH A COPY TO:

                                 LATHAM & WATKINS
                                 555 11TH STREET, NW
                                 WASHINGTON, DC 20004
                                 FAX: 202-637-2201
                                 ATTENTION: DANIEL T. LENNON

BANCBOSTON CAPITAL INC.          175 FEDERAL STREET
                                 BOSTON, MA 02110
                                 ATTN: SANFORD ANSTEY
                                 FAX: 617-434-1153
WOOD STREET PARTNERS I           625 LIBERTY AVENUE
                                 31ST FLOOR
                                 PITTSBURGH, PA 15222
PNC CAPITAL CORP.                625 LIBERTY AVENUE
                                 31ST FLOOR
                                 PITTSBURGH, PA 15222

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


[TRANSFER AGENT]
Attn:

        Re:  Net2000 Communications, Inc.

Ladies and Gentlemen:

        We are counsel to Net2000 Communications, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders shares of its Series D Convertible Pay In Kind Preferred Stock, par value $[ ] per share, (the "Preferred Shares") convertible into shares of the Company's common stock, par value $[ ] per share (the "Common Stock"), and related warrants to purchase shares of the Common Stock (the "Warrants"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ___________, 200_, the Company filed a Registration Statement on Form _____ (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

        In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or to our knowledge threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                   Very truly yours,

                                   [ISSUER'S COUNSEL]


                                   By:  /s/
                                      --------------------------------------

cc:     [LIST NAMES OF HOLDERS]